UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): April 18, 2007

CYBERLUX CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-33415	91-2048178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 4625 Creekstone Drive, Suite 130,Research Triangle Park, Durham, NC 27703
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 474-9700

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Cyberlux Corporation (the “Company”) has delayed the filing of its Annual Report on Form 10-KSB (the “Annual Report”) in order for an independent consultant to complete an appraisal recognizing and measuring the fair value of intellectual property the Company acquired from Rensselaer Polytechnic Institute and University of California Santa Barbara in accordance with applicable generally accepted accounting standards. The Company anticipates filing its Annual Report within 30 days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERLUX CORPORATION

Dated: April 18, 2007	BY:	/s/ MARK SCHMIDT
Mark Schmidt, President